EXHIBIT (10)(P)(1)

List of Executive Officers who are parties to

Change in Control Agreements with Harleysville Group Inc.

in the form filed as Exhibit (10)(P) with the Annual Report on Form 10-K for the year ended December 31, 2009

Michael L. Browne, President Chief Executive Officer (1)

Mark R. Cummins, Executive Vice President, Chief Investment Officer and Treasurer

Allan R. Becker, Senior Vice President and Chief Actuary

Arthur E. Chandler, Senior Vice President and Chief Financial Officer

Thomas E. Clark, Senior Vice President, Field Operations

Donna M. Dever, Senior Vice President, Learning, Development & Process Improvement

Beth A. Friel, Senior Vice President, Human Resources

Robert A. Kauffman, Senior Vice President, Secretary, General Counsel and Chief Compliance Officer

Theodore A. Majewski, Senior Vice President, Personal Lines (2)

Kevin M. Toth, Senior Vice President and Chief Underwriting Officer

Akhil Tripathi, Senior Vice President and Chief Information Officer

Jonathan Young, Senior Vice President and Chief Claims Officer

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(1)

Mr. Browne’s agreement is substantially similar to the agreement with other executives except for the following:  (a) the factor in Section 4(c)(ii)(b) is 2.999 instead of 2.000; (b) the period in (i) the last proviso to Section 1, (ii) the lead-in paragraph to Section 3, (iii) the lead-in paragraph to Section 3(c), and (iv) Section 4(c)(vii) is thirty-six (36) months instead of twenty-four months; (c) the Initial Expiration Date is December 31, 200[9], instead of December 31, 200[7]; and (d) in Section 1, the date January 1, 200[8] is January 1, 20[10].

(2)

Mr. Majewski’s agreement has the following differences:  (a) the factor in Section 4(c)(ii)(b) is 1.000 instead of 2.000; and (b) the period in (i) the last proviso to Section 1, (ii) the lead-in paragraph to Section 3, (iii) the lead-in paragraph to Section 3(c), and (iv) Section 4(c)(vii) is twelve (12) months instead of twenty-four months.